Commitments and Contingencies	12 Months Ended
Jan. 03, 2015
Commitments and Contingencies
Commitments and Contingencies

13. Commitments and Contingencies

License Agreements.  The Company has various license agreements to market watches and jewelry bearing certain trademarks or patents owned by various third parties. In accordance with these agreements, the Company incurred royalty expense of approximately $258.6 million, $214.1 million and $181.8 million in fiscal years 2014, 2013 and 2012, respectively. These amounts are included in the Company’s cost of sales or, if advertising related, in SG&A. At fiscal year-end 2014, certain of the Company’s significant license agreements had expiration dates between fiscal years 2015 and 2024. These license agreements require the Company to pay royalties ranging from 4% to 16% of defined net sales. The Company has minimum royalty commitments through fiscal year 2019 under these license agreements as summarized below, by fiscal year (in thousands):

Minimum Royalty Commitments
2015	$226,363
2016	95,866
2017	101,649
2018	76,973
2019	8,401
$509,252

These minimum royalty commitments do not include amounts owed under these license agreements obligating the Company to pay the licensors a percentage of net sales of these licensed products.

Leases.  The Company leases its retail and outlet store facilities as well as certain of its office and warehouse facilities and equipment under non-cancelable operating leases and capital leases. Most of the retail and outlet store leases provide for contingent rental payments based on operating results and require the payment of taxes, insurance and other costs applicable to the property. Generally, these leases include renewal options for various periods at stipulated rates. Rent expense under these agreements was approximately $190.6 million, $143.8 million and $131.5 million for fiscal years 2014, 2013 and 2012, respectively. Contingent rent expense was approximately $14.1 million, $12.1 million and $11.1 million for fiscal years 2014, 2013 and 2012, respectively. Capital leases are included as a component of short-term and current portion of long-term debt and in long-term debt in the Company’s consolidated balance sheets. Future minimum rental commitments under non-cancelable leases, by fiscal year, are as follows (in thousands):

	Operating Leases	Capital Leases
2015	$158,692	$1,039
2016	140,757	1,021
2017	115,521	1,003
2018	100,526	991
2019	88,308	976
Thereafter	316,109	2,188
	$919,913	$7,218
Less amounts representing interest at 1.4% to 10.8%		373
Capital lease obligations		$6,845

Purchase Obligations.  As of January 3, 2015, the Company had purchase obligations totaling $310.4 million.

Asset Retirement Obligations.  ASC 410, Asset Retirement and Environmental Obligations requires (i) that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made and (ii) that the associated asset retirement costs be capitalized as part of the carrying amount of the long-lived asset. The Company’s asset retirement obligations relate to costs associated with the retirement of leasehold improvements under office leases and retail store leases within the Americas, Europe and Asia segments.

The following table summarizes the changes in the Company’s asset retirement obligations (in thousands):

Fiscal Year:	2014	2013
Beginning asset retirement obligation	$8,306	$6,560
Liabilities incurred during the period	1,587	1,839
Revisions in estimated retirement obligations	2	(9)
Liabilities settled during the period	(860)	(278)
Accretion expense	364	288
Currency translation	(474)	(94)
Ending asset retirement obligations	$8,925	$8,306

Litigation.  The Company is occasionally subject to litigation or other legal proceedings in the normal course of its business. The Company does not believe that the outcome of any currently pending legal matters, individually or collectively, will have a material effect on the business or financial condition of the Company.